Provisions	12 Months Ended
Jun. 30, 2020
Provisions [abstract]
Provisions
21.	Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceeding, and will revise its estimates.

The following table shows the movements in the Group’s provisions categorized by type:

	Legal claims (i)	Investments in associates and joint ventures (ii)	Site dismantling and remediation (iii)	Onerous contracts (iv)	Other provisions (v)	Total
June 30, 2018	2,344	5,453	367	-	2,122	10,286
Additions	659	17	-	-	272	948
Recoveries	(104)	(7)	-	-	-	(111)
Share of profit / (loss) of associates and joint ventures	-	3,733	-	-	-	3,733
Used during the year	(339)	-	(15)	-	-	(354)
Inflation adjustment	(106)	-	-	-	-	(106)
Currency translation adjustment	(27)	(535)	(10)	-	131	(441)
As of June 30, 2019	2,427	8,661	342	-	2,525	13,955
Additions	470	-	33	-	-	503
Transfers	(18)	-	-	-	-	(18)
Incorporated by business combinations	57	-	-	-	-	57
Share of profit / (loss) of associates and joint ventures	-	(7,461)	-	-	-	(7,461)
Used during the year	(698)	(1,018)	-	-	(181)	(1,897)
Inflation adjustment	(80)	-	-	-	-	(80)
Currency translation adjustment	369	(165)	72	-	199	475
As of June 30, 2020	2,527	17	447	-	2,543	5,534

	06.30.20	06.30.19
Non-current	3,091	11,478
Current	2,443	2,477
Total	5,534	13,955

(i)	Additions and recoveries are included in “Other operating results, net”
(ii)	Corresponds to the equity interest in New Lipstick with negative equity in 2019 and Puerto Retiro in 2020 and 2019. Additions and recoveries are included in “Share of profit / (loss) of associates and joint ventures”.
(iii)	The Group’s companies are required to recognize certain costs related to the dismantling of assets and remediation of sites from the places where such assets are located. The calculation of such expenses is based on the dismantling value for the current year, taking into consideration the best estimate of future changes in prices, inflation, etc. and such costs are capitalized at a risk-free interest rate. Volume projections for retired or built assets are recast based on expected changes from technological rulings and requirements.
(iv)	Provisions for other contractual obligations include a series of obligations resulting from a contractual liability or law, regarding which there is a high degree of uncertainty as to the terms and the necessary amounts to discharge such liability.
(v)	In November 2009, PBC’s Audit Committee and Board of Directors approved the agreement with Rock Real whereby the latter would look for and propose to PBC the acquisition of commercial properties outside Israel, in addition to assisting in the negotiations and management of such properties. In return, Rock Real would receive 12% of the net income generated by the acquired property. Pursuant to amendment 16 of the Israel Commercial Act 5759-1999, the agreement must be ratified by the Audit Committee before the third year after the effective date; otherwise, it expires. The agreement has not been ratified by the audit committee within such three-year term, so in January 2017 PBC issued a statement that hinted at the expiration of the agreement and informed that it would begin negotiations to reduce the debt. The parties have appointed an arbitrator that should render a decision on the dispute. The remaining corresponds to provisions related to investment properties.

Cresud

On February 23, 2016, a class action was filed against IRSA, the Company, some first-line managers and directors with the District Court of the USA for the Central District of California. The complaint, on behalf of people holding American Depositary Receipts of IRSA between November 3, 2014 and December 30, 2015, claims presumed violations to the US federal securities laws. In addition, it argues that defendants have made material misrepresentations and made some omissions related to IRSA’s investment in IDBD.

Such complaint was voluntarily waived on May 4, 2016 by the plaintiff and filed again on May 9, 2016 with the US District Court by the East District of Pennsylvania.

Furthermore, the Companies and some of its first-line managers and directors are defendants in a class action filed on April 29, 2016 with the US District Court of the East District of Pennsylvania. The complaint, on behalf of people holding American Depositary Receipts of the Company between May 13, 2015 and December 30, 2015, claims violations to the US federal securities laws. In addition, it argues that defendants have made material misrepresentations and made some omissions related to the IRSA’s investment in IDBD.

Subsequently, Cresud and IRSA requested that the complaint be moved to the district of New York, which request was later granted.

On December 8, 2016, the Court appointed the representatives of each presumed class as primary plaintiffs and the lead legal advisor for each of the classes. On February 13, 2017, the plaintiffs of both classes filed a document containing certain amendments. The Company and IRSA filed a petition requesting that the class action brought by IRSA’s shareholders should be dismissed. On April 12, 2017, the court suspended the class action filed by the Company’s shareholders until the Court decides on the petition of dismissal of such class action. Filing information on the motion to dismiss the collective remedy filed by shareholders of IRSA was completed on July 7, 2017.

On September 10, 2018, the New York Court issued an order granting the motion to dismiss the IRSA Case in its entirety.

On September 24, 2018, Plaintiff in the Cresud Case filed a document acknowledging that the Cresud Class Action complaint should be dismissed for the same reasons set forth in the Court’s September 10, 2018 order in the IRSA Case, subject to a right of appeal.

On October 9, 2018, the Plaintiff in the IRSA Case filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On December 12, 2018, Plaintiff in the Cresud Case filed a notice of voluntary dismissal, with prejudice. On December 13, 2018, Plaintiff moved to dismiss the appeal of the IRSA Case in the Second Circuit upon agreement with IRSA and Cresud that the parties shall bear their own costs and fees in the litigation, including the appeal, and that no fees are due. Accordingly, the Second Circuit dismissed Plaintiff’s appeal on December 18, 2018.

The IRSA and Cresud case are fully resolved without any penalty for the Group.

Claims against Cellcom and its subsidiaries

In the ordinary course of business, Cellcom receives various consumer complaints, mainly through collective actions. They allege excess collections, breach of agreements with customers and failure to comply with established norms or licenses, which could cause harm to consumers.

In addition, the Company receives other claims from employees, subcontractors, suppliers and authorities, generally in relation to non-compliance with the provisions of the law with respect to payments upon termination of employment relationships, breach of contracts, violation of copyright and patents or disputes for payments demanded by the authorities.

Claims against PBC

On July 4, 2017, PBC was served notice from the tax authority of Israel of income tax official assessments based on a “better assessment” of taxes for the years 2012-2015, and concluded that PBC is required to pay approximately NIS 187 (including interest) since compensation of losses is not admitted.

In the opinion of legal advisors to PBC, the Company has sound arguments against the Revenue Administration’s position and will file its objection to it. As of the date of these Consolidated Financial Statements, there is no provision in relation to this claim.

DIC class action

On October 3, 2018 it was sent an action and a motion to approve that action as a class action (jointly – the “Motion”), which had been filed within the District Court of Tel Aviv Yafo (the “Court”) against the Group; against Mr. Eduardo Elsztain, the controlling person of the Company (the “Controlling Person”), who serves as chairman of the Company’s board of directors; against directors serving in the Group who have an interest in the Controlling Person; and against additional directors and officers serving in the Company (all jointly – the “Respondents”), in connection with the exit of the Company’s share, on February 1, 2018, from the TA 90 and TA 125 indices, whereon it had been traded on the Tel Aviv Stock Exchange Ltd. up to that date (the “Indices”), by an applicant alleging to have held the Group’s shares prior to February 1, 2018.

In the Motion, the Court is requested, inter alia, to approve the action as a class action and to charge the Respondents with compensating the members of the group according to the damage caused them. The estimated amount is approximately NIS 17.6 million.

The Company believes that it acted lawfully and as required in all that pertains to the subject of the Motion, and accordingly, after having preliminarily reviewed the Group’s Motion, believes that it is unfounded.

IDBD class action

On October 3, 2018, an action and a motion to approve a class action had been filed with the District Court in Tel Aviv Yafo (jointly – the “Motion”). The Motion has been filed, against IDBD, against Dolphin IL, against Mr. Eduardo Elsztain and against the Official Receiver, and in it, the Court was requested to hold that the Transaction was not in compliance with the provisions of the Centralization Law, to appoint a trustee over DIC’s shares owned by the respondents and to order the payment of monetary damages to the public shareholders in DIC for the alleged preservation of the pyramidal structure in IDBD, at a scope of between NIS 58 and NIS 73.

The bulk of the Applicant’s allegations is that the Group continues to be the Controlling Person in DIC (potentially and effectively) even after the completion of the sale of DIC shares to DIL as described in Note 4 in the Annual Financial Statements (the “transaction”) and that the controlling person of IDBD (in his capacity as chairman of the Board of Directors and controlling person of DIC as well) had a personal interest separate from the personal interest of the minority shareholders in DIC, in the manner of implementation of the Centralization Law’s provisions, and that he and the Group breached the duty of good faith and the duty of decency toward DIC, and additionally the controlling person of IDBD breached his duty of trust and duty of care toward DIC, this being, allegedly, due to the fact that the decision regarding the preferred alternative for complying with the Centralization Law’s Provisions was not brought before DIC’s general meeting. The Applicant further alleges deprivation of the minority shareholders in DIC.

Having preliminarily reviewed the Motion, the Management believes that it is unfounded and that once the transaction is consummated , IDBD complies with the provisions of the Concentration Law.